Exhibit 99.1

Greenland Energy Company Announces Recommended All-Share Acquisition of 80 Mile plc

Combination to consolidate 100% ownership of the Jameson Land Basin licenses in Greenland in a single Nasdaq-listed energy and critical minerals company

DENVER, November 12, 2026 /PRNewswire/ – Greenland Energy Company (NASDAQ: GLND) (“the Company” or “Greenland Energy”), an oil exploration company focused on East Greenland’s Jameson Land Basin, today announced that it has agreed terms for a recommended all-share acquisition of 80 Mile plc (AIM: 80M) (“80 Mile”) (the “Combination”).

Transaction Details

●	80 Mile shareholders would receive 0.0079485 newly issued shares of Greenland Energy common stock for each 80 Mile share held.

●	The terms value each share of 80 Mile at 1.28 pence based on the closing of Greenland Energy’s share price of $2.14 on November 11, 2026 and £/US$ exchange rate of US$1.33 : £1.00, and 80 Mile’s entire issued and to be issued share capital at approximately £74 million on a fully diluted basis.

●	This represents a premium of approximately 71% to the closing price of 80 Mile shares on September 7, 2026, the last business day before the offer period began.

●	On completion of the Combination, Greenland Energy shareholders will own approximately 50% of the combined company and 80 Mile shareholders will own approximately 50% of the combined company.

●	Greenland Energy no longer intends to issue warrants to its existing stockholders as part of the transaction.

●	In connection with the Combination, 80 Mile has executed a convertible loan agreement pursuant to which it has access to a £3 million unsecured loan to be made available by Greenland Energy in order to provide 80 Mile with interim funding necessary to protect business continuity.

The parties anticipate that the transaction would be implemented by means of a scheme of arrangement under Part 26 of the UK Companies Act (the “Scheme”) and would be governed by the UK City Code on Takeovers and Mergers. The Combination has been unanimously approved by Greenland Energy’s board of directors (“the Board”) and the Board intends to recommend that Greenland Energy shareholders vote in favor of the Combination. 80 Mile’s independent directors intend to recommend unanimously that the 80 Mile shareholders vote in favor of the Scheme. Directors on both boards who hold shares have irrevocably undertaken to vote their own beneficial holdings in favor of the Combination.

Completion of the Combination remains subject to a number of conditions, including, among others, approval by the 80 Mile shareholders, Court sanction of the Scheme, approval by the Greenland Energy shareholders, admission of the newly issued Greenland Energy shares to trading on Nasdaq and receipt of applicable regulatory and Greenlandic governmental consents or confirmations.

Strategic Rationale

Greenland Energy and 80 Mile are existing joint venture partners in the Jameson Land Basin project in Greenland. The proposed merger would consolidate 100% ownership of those licenses in a single Nasdaq-listed vehicle and also bring together 80 Mile’s remaining portfolio with Greenland Energy’s capital markets access and development capability, creating a diversified energy and critical minerals company.

80 Mile’s operations require sustained capital investment before they become financially self-sustaining and reach their full potential. Greenland Energy brings a significantly stronger financial position, including USD 37.4 million in cash and cash equivalents as of 30 June 2026, a stronger shareholder register and access to lower-cost financing and more funding, likely enabling the combined entity to fund working capital, business development, and growth projects on materially better terms than 80 Mile could achieve on a standalone basis. This financial strength ensures that 80 Mile’s high-quality assets are less constrained by capital availability, volatility in equity capital markets, and can be advanced at the pace the geology and market opportunity deserve.

The Combination is expected to streamline each company’s operating footprint by reducing duplicative corporate functions, consolidating overlapping regional infrastructure, and by creating a single, more efficient operating model. By integrating 80 Mile’s assets into Greenland Energy’s existing operational framework, the combined group will benefit from simplified reporting lines, consolidated expertise, and a leaner corporate structure - allowing management to focus more resources on the assets themselves rather than the administrative complexity of managing a joint venture.

“This combination builds on our existing partnership and brings our respective Jameson Land interests under common ownership. It would simplify the development structure, preserve cash through an all share transaction and provide greater flexibility to prioritize investment across the combined portfolio,” said Robert Price, Chief Executive Officer of Greenland Energy.

Further details of the Combination will be set out in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”), which will be available at www.sec.gov and on the Company’s investor relations website at https://greenlandenergyco.com/investor-relations/.

About Greenland Energy Company

Greenland Energy Company is an exploration-stage oil and gas company focused on responsibly exploring and seeking to develop Greenland’s hydrocarbon resources, with an emphasis on the Jameson Land Basin in East Greenland. The Company’s primary mission is to unlock the frontier hydrocarbon potential of the Jameson Land Basin, an approximately 2-million-acre onshore licensed area, through the application of modern exploration technologies. The Company is preparing to execute the first modern onshore drilling campaign in the region. For more information, please visit www.GreenlandEnergyCo.com.

Additional Information

This release may be deemed to be solicitation material in respect of the Combination, including the issuance of the new Greenland Energy shares to be issued in connection with the Combination. In connection with the foregoing proposed issuance of the new Greenland Energy shares, Greenland Energy expects to file a proxy statement on Schedule 14A with the SEC, together with any amendments and supplements thereto, the “Proxy Statement”. To the extent the Combination is effected as a Scheme, the issuance of the new Greenland Energy shares in connection with the Combination would not be expected to require registration under the Securities Act of 1933, as amended (the Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Greenland Energy determines to conduct the Combination pursuant to a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, Greenland Energy expects to file a registration statement with the SEC containing a prospectus with respect to the new Greenland Energy shares to be issued in connection with the Combination. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREENLAND ENERGY, THE COMBINATION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Proxy Statement, the Scheme document, and other documents filed by Greenland Energy with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement, the Scheme document, and other documents filed by Greenland Energy with the SEC at https://greenlandenergyco.com/investor-relations/ and selecting the “All SEC Filings Tab”.

Participants in the Solicitation

The Company and its directors, officers and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in respect of the Combination, including the proposed issuance of Company common stock in connection with the Combination. Information regarding the Company’s directors and executive officers is contained in our Registration Statement on Form S-1, as amended, filed on April 23, 2026 and the Current Report on Form 8-K of the Company, which was filed with the SEC on June 11, 2026. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement relating to the Combination when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://greenlandenergyco.com/investor-relations/.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Ac, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact included in this press release, are forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements are based on current expectations, estimates, assumptions and projections and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to those described under “Risk Factors” in our Registration Statement on Form S-1, as amended, and in our other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required under applicable securities laws. You should not place undue reliance on any forward-looking statements.

Contact:

contact@greenlandenergyco.com

SOURCE: Greenland Energy Company

3